                      DECLARATION: GRANTING AN OFFICER OF
                            KBC ASSET MANAGEMENT LTD

            AUTHORITY TO SIGN AND FILE THE REQUIRED DISCLOSURES WITH
                              THE SEC ON BEHALF OF
                             KBC ASSET MANAGEMENT NV

                       IN RELATION TO THE FOLLOWING STOCK:
                   INSITUFORM TECHNOLOGIES     INSU US EQUITY


I, the undersigned, signing on behalf of KBC Asset Management NV ("the entity"), hereby grant Noel O'Halloran an officer of KBC Asset Management Ltd (Title:
Executive Director and Chief Investment Officer of KBC Asset Management Ltd), permission to sign on behalf of the aforementioned entity, relating to the filing of Securities Exchange Commission (SEC) forms, disclosing that:

- the KBC Asset Management Ltd and KBC Asset Management NV controlled holding in the aforementioned US listed security

Represents over 5% of the outstanding shares of that specific stock.



This permission relates to the above mentioned security, and the filing of reports in relation to:

- Holding >5% of shares outstanding - SEC SCHEDULE 13G (Rule 13d-102) [Information Statement Pursuant to Rules 13d-1 and 13d-2 Under the Securities Exchange Act of 1934]

- Holding >10% of shares outstanding - All additional SEC required filings, including but not limited to FORM 3 [Initial Statement Of Beneficial Ownership Of Securities Filed pursuant to Section 16(a) of the Securities Exchange Act of 1934], and including the obtaining of CIK codes, for access to the SEC EDGAR system for filing on behalf of the entity.


Signed for KBC Asset Management NV


/s/ Ignace Van Oortegem                               /s/ Erwin Schoeters

Ignace Van Oortegem                                   Erwin Schoeters
Executive Director                                    Executive Director
28 August 2007                                        28 August 2007

                      DECLARATION: GRANTING AN OFFICER OF
                            KBC ASSET MANAGEMENT LTD

            AUTHORITY TO SIGN AND FILE THE REQUIRED DISCLOSURES WITH
                              THE SEC ON BEHALF OF
                             KBC ASSET MANAGEMENT NV

                       IN RELATION TO THE FOLLOWING STOCK:
             CONSOLIDATED WATER COMPANY LIMITED      CWCO US EQUITY



I, the undersigned, signing on behalf of KBC Asset Management NV ("the entity"), hereby grant Noel O'Halloran an officer of KBC Asset Management Ltd (Title:
Executive Director and Chief Investment Officer of KBC Asset Management Ltd), permission to sign on behalf of the aforementioned entity, relating to the filing of Securities Exchange Commission (SEC) forms, disclosing that:

- the KBC Asset Management Ltd and KBC Asset Management NV controlled holding in the aforementioned US listed security

Represents over 5% of the outstanding shares of that specific stock.


This permission relates to the above mentioned security, and the filing of reports in relation to:

- Holding >5% of shares outstanding - SEC SCHEDULE 13G (Rule 13d-102) [Information Statement Pursuant to Rules 13d-1 and 13d-2 Under the Securities Exchange Act of 1934]

- Holding >10% of shares outstanding - All additional SEC required filings, including but not limited to FORM 3 [Initial Statement Of Beneficial Ownership Of Securities Filed pursuant to Section 16(a) of the Securities Exchange Act of 1934], and including the obtaining of CIK codes, for access to the SEC EDGAR system for filing on behalf of the entity.

Signed for KBC Asset Management NV


/s/ Ignace Van Oortegem                      /s/ Erwin Schoeters

Ignace Van Oortegem                          Erwin Schoeters
Executive Director                           Executive Director
28 August 2007                               28 August 2007

                      DECLARATION: GRANTING AN OFFICER OF
                            KBC ASSET MANAGEMENT LTD

            AUTHORITY TO SIGN AND FILE THE REQUIRED DISCLOSURES WITH
                              THE SEC ON BEHALF OF
                             KBC BANK AND KBC GROUP

                       IN RELATION TO THE FOLLOWING STOCK:
                   INSITUFORM TECHNOLOGIES     INSU US EQUITY



I, the undersigned, signing on behalf of KBC Bank NV, and KBC Group NV ("the entities"), hereby grant Noel O'Halloran an officer of KBC Asset Management Ltd (Title: Executive Director and Chief Investment Officer of KBC Asset Management
Ltd), permission to sign on behalf of the aforementioned entities, relating to the filing of Securities Exchange Commission (SEC) forms, disclosing that:

- the KBC Asset Management Ltd and KBC Asset Management NV controlled holding in the aforementioned US listed security

-  Plus the holdings controlled by the aforementioned entities


Represents over 5% of the outstanding shares of that specific stock.

This permission relates to the above mentioned security, and the filing of reports in relation to:

- Holding >5% of shares outstanding - SEC SCHEDULE 13G (Rule 13d-102) [Information Statement Pursuant to Rules 13d-1 and 13d-2 Under the Securities Exchange Act of 1934]

- Holding > 10% of shares outstanding - All additional SEC required filings, including but not limited to FORM 3 [Initial Statement Of Beneficial Ownership Of Securities Filed pursuant to Section 16(a) of the Securities Exchange Act of 1934], and including the obtaining of CIK codes, for access to the SEC EDGAR system for filing on behalf of the entities.

Signed for


                  KBC Group                                               KBC Bank


/s/ Guido SEGERS             /s/ Chris DEFRANCQ         /s/ Jan VANHEVEL           /s/ Frans FLORQUIN

Guido SEGERS                 Chris DEFRANCQ             Jan VANHEVEL               Frans FLORQUIN
Executive Director           Executive Director         Executive Director         Executive Director

                                             28 August 2007


                      DECLARATION: GRANTING AN OFFICER OF
                            KBC ASSET MANAGEMENT LTD

            AUTHORITY TO SIGN AND FILE THE REQUIRED DISCLOSURES WITH
                              THE SEC ON BEHALF OF
                             KBC BANK AND KBC GROUP

                       IN RELATION TO THE FOLLOWING STOCK:
             CONSOLIDATED WATER COMPANY LIMITED     CWCO US EQUITY







I, the undersigned, signing on behalf of KBC Bank NV, and KBC Group NV ("the entities"), hereby grant Noel O'Halloran an officer of KBC Asset Management Ltd (Title: Executive Director and Chief Investment Officer of KBC Asset Management
Ltd), permission to sign on behalf of the aforementioned entities, relating to the filing of Securities Exchange Commission (SEC) forms, disclosing that:

- the KBC Asset Management Ltd and KBC Asset Management NV controlled holding in the aforementioned US listed security

-  Plus the holdings controlled by the aforementioned entities

Represents over 5% of the outstanding shares of that specific stock.


This permission relates to the above mentioned security, and the filing of reports in relation to:

- Holding >5% of shares outstanding - SEC SCHEDULE 13G (Rule 13d-102) [Information Statement Pursuant to Rules 13d-l and 13d-2 Under the Securities Exchange Act of 1934]

- Holding > 10% of shares outstanding - All additional SEC required filings, including but not limited to FORM 3 [Initial Statement Of Beneficial Ownership Of Securities Filed pursuant to Section 16(a) of the Securities Exchange Act of 1934], and including the obtaining of CIK codes, for access to the SEC EDGAR system for filing on behalf of the entities.


Signed for


                  KBC Group                                               KBC Bank


/s/ Guido SEGERS             /s/ Chris DEFRANCQ         /s/ Jan VANHEVEL           /s/ Frans FLORQUIN

Guido SEGERS                 Chris DEFRANCQ             Jan VANHEVEL               Frans FLORQUIN
Executive Director           Executive Director         Executive Director         Executive Director

                                             28 August 2007
